Other non-current liabilities (Tables)	12 Months Ended
Dec. 31, 2023
Other non-current liabilities
Disclosure of Other Non-Current Liabilities

27.Other non-current liabilities

	31 December	31 December
	2023	2022
Liabilities to BeST investment agreement (*)	1,027,057	1,093,001
Consideration payable in relation to the acquisition of Boyut Enerji	-	5,396
Deferred revenue	86,411	8,194
	1,113,468	1,106,591
(*)

The transfer of ownership of BeST’s 20% share in the Republic of Belarus was completed on 9 December 2022. On 30 November 2022, an agreement was signed between the Republic of Belarus, BeST and the Company for the development of telecommunications infrastructure, which covers the years 2022-2032 and involves a USD 100,000 obligation to be paid over a period of 10 years based on a minimum of 50% of the net profit earned by BeST, with the entire amount being paid by the Company to the Republic of Belarus if the specified amount is not reached at the end of the 10-year period. The liability recorded in the consolidated financial statements for the BeST investment agreement reflects the amortized cost value of future payments at the balance sheet date. The total future payments to be made is USD 100,000 (equivalent to TL 2,943,820 as of 31 December 2023) and will be paid depending on the financial performance of BeST. A discount rate of 14.99% was used in the amortized cost calculation. BeST expects the payment to be made in installments between 2027-2032 and changes in expected timing of payments is accounted within net interest expenses for financial assets and liabilities measured at amortized cost.